Exhibit 99.2

Zeta Announces $100 Million Stock Repurchase Program

NEW YORK – November 13, 2024 – Zeta Global (NYSE: ZETA), the AI-Powered Marketing Cloud, today announced that its Board of Directors authorized a stock repurchase program for up to $100 million of Zeta’s Class A common stock through December 31, 2026. The program supplements Zeta’s existing Class A common stock share repurchase program, which was authorized in August 2022, under which, as of September 30, 2024, $14.7 million remained available for use prior to its expiration on December 31, 2024.

Under the 2024 repurchase program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The repurchase program does not obligate the company to acquire any particular amount of common stock, and the repurchase program may be suspended or discontinued at any time at the company’s discretion.

“The Board's decision to deploy a meaningful percentage of Zeta's excess free cash flow over the next two years to repurchase shares highlights our conviction in the company’s strategy and long-term potential of the business," said David A. Steinberg, Zeta’s Co-Founder, Chairman & CEO. " We see this as a unique opportunity to buy our stock at substantially below what we believe it's worth. We are confident Zeta is well-positioned to accelerate growth in 4Q’24, 2025 and beyond.”

Chris Greiner, Zeta’s CFO, added: “We expect to generate hundreds of millions in free cash flow over the next two years. We believe our current valuation has created a unique opportunity to repurchase shares, and we can see no better use for our excess free cash flow."

About Zeta

Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts:

Investor Relations

Madison Serras

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com